DEPARTMENT OF HEALTH & HUMAN SERVICES

Office of the Secretary

Exhibit 10.2

Confidential Materials Omitted – To be filed separately with the Securities and Exchange Commission upon request. Double asterisks denote omissions.

Office of the Assistant Secretary
for Preparedness & Response
Washington, D.C. 20201

30 August 2019

Emergent Product Development Gaithersburg Inc. ATTN: Chris Sinclair

300 Professional Drive

Gaithersburg, MD 20879

NOTICE OF AWARD LETTER, AWARDING CONTRACT 75A50119C00052 (Requisition: OS245611) FOR ACQUISITION OF ACAM2000, Smallpox (Vaccinia) Vaccine, Live (ACAM)

In accordance with FAR 15.504, this notice of award documents the Government's acceptance of Emergent Product Development Gaithersburg Inc.'s ("Emergent") updated and final business proposal included in Chris Sinclair's email to the Government on August 12, 2019. A formal contract will be issued within 45 days from the date of this letter. The following applies to this award.

1. The pricing agreement is as follows:

Overall Price Summary (based on delivery of target amounts of product)

ITEM		CLIN X001- Doses		CLIN X002- Diluent Replacement		CLIN X003- Syringe Replacement		CLIN X004- Re-labelling	Grand Total
Contract Year		ACAM Kits	EXTENDED PRICE	Diluent Vials	EXTENDED PRICE	Transfer Syringes	EXTENDED PRICE	Target	
1	Base Year	[**]	[**]						[**]
100X	Option Year 1	[**]	[**]					[**]	[**]
200X	Option Year 2	[**]	[**]					[**]	[**]
300X	Option Year 3	[**]	[**]						[**]
400X	Option Year 4	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
500X	Option Year 5	[**]	[**]	[**]	[**]	[**]	[**]		[**]
600X	Option Year 6	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
700X	Option Year 7	[**]	[**]	[**]	[**]	[**]	[**]		[**]
800X	Option Year 8	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
900X	Option Year 9	[**]	[**]	[**]	[**]	[**]	[**]		[**]
Overall		[**]	[**]	[**]	[**]	[**]	[**]	[**]	$2,007,468,366

Price Summary with Tiered Pricing details

ACAM2000 Vaccine Manufacture and Provision to the SNS

	0001 (Base)	1001 (Option)	2001 (Option)	3001 (Option)	4001 (Option)
Contract Year	08/15/19-09/30/19	10/01/19-09/30/20	10/01/20-09/30/21	10/01/21-09/30/22	10/01/22-09/30/23
Target Exercise-By Date	[**]	[**]	[**]	[**]	[**]

Notice of Award Letter - ACAM
Page 2

Delivery Target	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price**	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
Contract Year	[**]	[**]	[**]	[**]	[**]
Target Exercise-By Date	[**]	[**]	[**]	[**]	[**]
Delivery Target	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]
[**] Doses	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]

** Extended Price on base period 0001 is for order quantity of [**] doses

Supplies, Services, and Requirements:

- ACAM2000 doses supplied as part of a palletized kit. 1 Kit includes [**] . The kit components are provided on separate pallets. Each kit supports [**] doses.
- This is a firm-fixed price line item.
- The unit price listed next to each quantity is a price per dose.
- The exercise of each CLIN must be completed prior to any obligation to perform work under that CLIN.
- The Delivery Target is expected to occur by [**] within the same contract year. Due to the variability in order quantities, long lead times for certain raw materials, and uncertainties related to manufacturing and release, any expected changes to the delivery target date will be negotiated and mutually agreed upon.
- Guaranteed shelf life at time of delivery is [**] years of the [**] -year expiry from the date of manufacture for vaccine.
- Target Exercise-By Date: Both parties agree that the U.S. Government will work to meet the date as closely as possible within allowable confines of budget cycles. Emergent recognizes that in the event of a continuing resolution or other delayed U.S. Government budgeting scenario that this may be delayed into the next calendar year. The U.S. Government and Emergent intend to work in good faith to clearly articulate annual production planning expectations and the U.S. Government may provide a non-binding notice of intent to communicate its intentions, in the event of a delayed annual budget.
- The minimum order quantity per contract year is [**] doses.
- The order may be placed once per contract year in a quantity of [**] ; [**] ; [**] ; or [**] doses. As per the base year of the contract, the Government may choose to procure a quantity between the tiers at the tier below the determined amount. For example, in the base year the Government intends to procure [**] doses at the price of [**]

Diluent Replacement and Provision to the SNS

	4002 (Option)	5002 (Option)	6002 (Option)	7002 (Option)	8002 (Option)	9002 (Option)
Contract Year	10/01/22–09/30/23	10/01/23–09/30/24	10/01/24–09/30/25	10/01/25–09/30/26	10/01/26–09/30/27	10/01/27 – 09/30/28
Target Exercise-By Date	[**]	[**]	[**]	[**]	[**]	[**]
Delivery Target	Delivery within [**] months of exercised option					
[**] Vials	[**]	[**]	[**]	[**]	[**]	[**]
Extended Price	[**]	[**]	[**]	[**]	[**]	[**]

Notice of Award Letter - ACAM Page 3 [**] Vials [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] [**] Vials [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] [**] Vials [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] Supplies, Services, and Requirements: . Diluent replacement for ACAM2000 vaccine kits provided under this contract. . Expiry is [**] years from date of manufacture. . This is a firm-fixed price line item. . Guaranteed shelf life from delivery is [**] years from the date of manufacture for vials of diluent. . Provision of diluent replacement under prior contracts is available under separate contract. Transfer Syringe Replacement and Provision to the SNS 1 F 4003 (Option) 5003 (Option) 6003 (Option) 7003 (Option) 8003 9003 (Option) (Option) Contract Year 10/01/22– 10/01/23– 10/01/24– 10/01/25– 10/01/26– 10/01/27 09/30/23 09/30/24 09/30/25 09/30/26 09/30/27 – 09/30/28 Target Exercise-By Date [**] [**] [**] [**] [**] [**] Delivery Target Delivery within [**] months of exercised option [**] Transfer Syringes [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] [**] Transfer Syringes [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] [**] Transfer Syringes [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] [**] Transfer Syringes [**] [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] [**] Supplies, Services, and Requirements: . Transfer syringe replacement for ACAM2000 vaccine kits. . Expiry is [**] years from date of manufacture. . This is a firm-fixed price line item. . Guaranteed shelf life from delivery is [**] months from the date of manufacture for transfer syringes. . Provision of transfer syringe replacement under prior contracts is available under separate contract.

Notice of Award Letter - ACAM Page 4 Vaccine Limited Re-Labeling Program 1004 (Option) 2004 (Option) 4004 (Option) 6004 (Option) 8004 (Option) Contract Year 10/01/19-09/30/20 10/01/20-09/30/21 10/01/22-09/30/23 10/01/24 – 09/30/25 10/01/26 – 09/30/27 Target Exercise-By Date [**] [**] [**] [**] [**] Delivery Target Delivery within [**] months of exercised option Number of Vials [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] Unit Price (per Vial) [**] [**] [**] [**] [**] Extended Price [**] [**] [**] [**] [**] Supplies, Services, and Requirements: . This is a firm-fixed price line item. . Complete prior to expiry at site; the number of vials is approximate. . Annual stability testing of representative lots is incorporated into the unit price for ACAM2000 vaccine.

Notice of Award Letter - ACAM Page 5 2. Contract No. 75A50119C00052 will apply to this award. This contract will consist of a base and nine (9) option years for a total period of performance not to exceed ten (10) years. 3. The contract will be funded on at least an annual basis via exercise of options. Initial contract funding is in the amount of $169,988,000 and consists of the following accounting and appropriation data: Appropriation Year: 2019 CAN: 199SNS1 Object Class: 26402 4. As shown in the chart above, the Government agrees to purchase at least [**] doses of product in the base year for a total amount of $169,988,000, and to purchase a minimum of [**] doses (with a target amount of [**] doses) in each option year, if exercised. The Government maintains the right to purchase up to [**] doses per option year. 5. As shown in the chart above, the pricing accounts for both annual escalation and tiered pricing, which is based on the quantity of the Government’s order. 6. Delivery of product shall be FOB Destination. Upon contract award, an updated and detailed delivery schedule will be provided to the SNS within [**] business days of award. Following delivery, SNS will provide Emergent written notification that it either accepts or rejects the delivered lot(s) within [**] business days of receipt. If formal acceptance or rejection is not received in the [**] business day period it shall be deemed to have been accepted. Thank you for working with HHS/ASPR to get this contract awarded. Should you have additional questions, please contact me at 770-488-2601 or hee5@cdc.gov Sincerely, Natasha Digitally signed by Natasha Rowland -S Rowland - Date: 2019.08.30 15:19:47 -04'00' Natasha Y. Rowland Contracting Officer OS/HHS/ORM/SNS Contract and Grants